PUTNAM PARTICIPATION AGREEMENT AMENDMENT

                                 AMENDMENT NO. 2

        Amendment to the Participation Agreement among ReliaStar Life Insurance Company of New York (formerly ReliaStar Bankers Security Life Insurance Company) (the "Company"), Putnam Variable Trust (the "Trust" ) and Putnam Mutual Funds Corp. (the "Underwriter") dated January 16, 1997 (the "Agreement").

        Schedule A is hereby revised to read as follows:

                                    SCHEDULE A
                                    CONTRACTS
                                    MARCH __, 1999

1.      ReliaStar Life Insurance Company of New York Variable Life Separate
        Account I

               (a) Flexible Premium Variable Life Insurance Policy Contract Form Number: 85-251 and State Exceptions

               (b) Survivorship Flexible Premium Variable Life Insurance Policy Contract Form Number: 85-438

2.      ReliaStar Life Insurance Company of New York Variable Life Separate
        Account II

               (a) Flexible Premium Variable Annuity Insurance Policy Contract Form Number: 85-499


        IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative as of _________, 1999.

                             ReliaStar Life Insurance Company of New York

                             By:__________________________________________

                             Name:________________________________________

                             Title:_______________________________________

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                             Putnam Variable Trust

                             By:__________________________________________

                             Name:________________________________________

                             Title:_______________________________________


                             Putnam Mutual Funds Corp.

                             By:__________________________________________

                             Name:________________________________________

                             Title:_______________________________________

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